Exhibit 10.3.44
SUMMARY OF SALARY ARRANGEMENTS FOR EXECUTIVE OFFICERS
Salary arrangements for the following executive officers of the Company, as part of arrangements related to their respective employment contracts with the Company, are described in the following Exhibits to this Annual Report on Form 10-K for the year ended June 30, 2006, all of which are incorporated herein by reference:

Gregory T. Novak	Exhibit 10.3.42
Ronald E. Salluzzo	Exhibit 10.3.41
Leonard R. Bayer	Exhibit 10.3.39
David B. Vaden	Exhibit 10.3.36
George Terhanian	Exhibit 10.3.45
On September 12, 2006, the Company’s Compensation Committee approved base salaries in the following amounts for the following executive officers, effective October 2, 2006:

Dee T. Allsop	$275,000
Dennis K. Bhame	$205,000
Arthur E. Coles	$270,000
Eric Narowski	$155,000
Mr. Allsop’s salary was increased. His prior salary arrangement was covered by a Letter Agreement dated September 9, 2004, filed as Exhibit 10.3.18 to this Annual Report on Form 10-K for the year ended June 30, 2006, incorporated herein by reference, and modified by an arrangement filed as Exhibit 10.3.33 to this Annual Report on Form 10-K for the year ended June 30, 2006 and incorporated herein by reference.
Mr. Bhame received a salary increase and Mr. Coles’s salary remains unchanged. Their previous salary arrangements were described in Exhibit 10.3.33 to this Annual Report on Form 10-K for the year ended June 30, 2006 and incorporated herein by reference. Their respective salaries are paid under unwritten arrangements subject to modification from time to time at the sole discretion of the Compensation Committee.
Mr. Narowski’s salary is paid under an unwritten arrangement subject to modification from time to time at the sole discretion of the Compensation Committee.
Cash bonus payouts for fiscal 2006 under the Company’s Corporate Bonus Plan and Business Unit Bonus Plan for the Company’s executive officers who are not “named executive officers” included:

Dee Allsop	$57,711
Dennis Bhame	$42,045
Eric Narowski	$16,818
George Terhanian	$34,462
Cash bonus arrangements for fiscal 2007 for the Company’s executive officers except Mr. Narowski are described in Exhibit 10.3.40 on this Annual Report on Form 10-K, incorporated herein by reference. On September 12, 2006, the Company’s Compensation Committee approved a target bonus for Mr. Narowski of $20,000.